SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 16, 1995

                     The Software Developer's Company, Inc.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                         (State or other jurisdiction of
                         incorporation or organization)


            1-10139                       04-2911320
   (Commission file number)            (I.R.S. Employer
                                      Identification No.)


             90 Industrial Park Road, Hingham, Massachusetts 02043
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number including area code: (617) 740-0101

             ------------------------------------------------------
             (Former name or address, if changed since last report)

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated November 16, 1995 as set forth in the pages attached hereto:

                  (1)      Item 7.  Financial Statements and Exhibits

                  (2)      Exhibit Index

                  (3)      Filing of Additional Exhibits


         The Software Developer's Company, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated November 16, 1995 (the "Current Report") by deleting Item 7(a), Item 7(b) and Item 7(c) of the Current Report and replacing it with the following new Item 7(a), 7(b) and 7(c) so that as so amended said
Item 7(a), 7(b) and 7(c) shall read in its entirety as follows:

(1)      Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  The financial information of Internet Security Corporation is attached hereto as Exhibit 7.06.

         (b)      Pro Forma Financial Information.

                  The unaudited pro forma combined financial information of the Company and Internet Security Corporation is attached hereto as Exhibit 7.07.

         (c)      Exhibits.

                  7.01 Agreement and Plan of Merger among The Software Developer's Company, Inc., ISC Acquisition Corp., Internet Security Corporation and Richard Kosinski dated as of October 17, 1995.

                  7.02 Amendment No. 1 to the Agreement and Plan of Merger among The Software Developer's Company, Inc., ISC Acquisition Corp., Internet Security Corporation and Richard Kosinski dated as of November 16, 1995.

                  7.03     Employment and Noncompetition  Agreement by and among
                           Richard  Kosinski  and   The   Software   Developer's
                           Company, Inc. and Internet Security Corporation.

                  7.04     Holdback   Agreement   by   and  among  The  Software
                           Developer's Company, Inc. and Richard Kosinski dated November 16, 1995.

                  7.05     Consent of Arthur Andersen LLP

                  7.06 The report of Arthur Andersen LLP, independent public accountants, on the audited Financial Statements of Internet Security Corporation:

                               Balance Sheet as of December 31, 1994;

                               Statement of Operations from period of inception (June 15, 1994) to December 31, 1994;

                               Statement of Stockholder's Equity for the period of inception (June 15, 1994) to December 31, 1994;

                               Statement of Cash Flows for the period from inception (June 15, 1994) to December 31, 1994;

                               Notes to Financial Statements for the year ending December 31, 1994.

                  7.07 The following unaudited pro form combined Financial Statements of the Company and Internet Security
                           Corporation:

                               Pro forma Consolidated Statement of Earnings for the fiscal year ended March 31, 1995;

                               Pro forma Consolidated Statement of Earnings for the six months ending September 30, 1995;

                               Pro  forma  Consolidated   Balance  Sheet  as  of
                               September 30, 1995.

(2)      Exhibit Index.

         The Company hereby amends its Current Report by adding the following information to the Exhibit Index in the Current Report.


Exhibit Number   Exhibit                                                                       Page Number

7.05             Consent of Arthur Andersen LLP

7.06             The  report  of  Arthur   Andersen  LLP,   independent   public
                 accountants,  on the audited  Financial  Statements of Internet
                 Security Corporation:

                         Balance Sheet as of December 31, 1994;

                         Statement of Operations from period of inception (June 15, 1994)
                         to December 31, 1994;

                         Statement of Stockholder's Equity for the period of inception
                         (June 15, 1994) to December 31, 1994;

                         Statement of Cash Flows for the period from inception (June 15,
                         1994) to December 31, 1994;

                         Notes  to  Financial  Statements  for the  year  ending
                         December 31, 1994.

7.07             The following unaudited pro form combined Financial Statements of the
                 Company and Internet Security Corporation:

                         Pro forma Consolidated Statement of Earnings for the fiscal year ended March 31, 1995;

                         Pro forma Consolidated Statement of Earnings for the six months ending September 30, 1995;

                         Pro forma  Consolidated  Balance  Sheet as of September
                         30, 1995.

(3)      Filing of Additional Exhibits.

         The Company hereby amends its Current Report by filing the additional exhibits attached hereto and as listed in (2) above.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE SOFTWARE DEVELOPER'S COMPANY, INC.



                                          By:   /s/Barry N. Bycoff
                                          Barry N. Bycoff
                                          President, Chief Executive Officer and
                                          Director


Dated:  January 29, 1996

                                  EXHIBIT INDEX

Exhibit Number   Exhibit                                                                       Page Number

7.05             Consent of Arthur Andersen LLP

7.06             The  report  of  Arthur   Andersen  LLP,   independent   public
                 accountants,  on the audited  Financial  Statements of Internet
                 Security Corporation:

                         Balance Sheet as of December 31, 1994;

                         Statement of Operations from period of inception (June 15, 1994)
                         to December 31, 1994;

                         Statement of Stockholder's Equity for the period of inception
                         (June 15, 1994) to December 31, 1994;

                         Statement of Cash Flows for the period from inception (June 15,
                         1994) to December 31, 1994;

                         Notes  to  Financial  Statements  for the  year  ending
                         December 31, 1994.

7.07             The following unaudited pro form combined Financial Statements of the
                 Company and Internet Security Corporation:

                         Pro forma Consolidated Statement of Earnings for the fiscal year ended March 31, 1995;

                         Pro forma Consolidated Statement of Earnings for the six months ending September 30, 1995;

                         Pro forma  Consolidated  Balance  Sheet as of September
                         30, 1995.